                                                                    EXHIBIT 32.1


                    Certification of Chief Executive Officer

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)


         In connection with the Annual Report of Rocky Mountain Chocolate Factory, Inc. (the "Company") on Form 10-K for the annual period ended February 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certifies pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 25, 2004         By /s/ Franklin E. Crail
                               ------------------------------------------------
                               Franklin E. Crail, President, Chief Executive Officer and Chairman of the Board of Directors